                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  July 27, 1996


                              CAL FED BANCORP INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           Delaware                 1-14098         95-4539347
(STATE OR OTHER JURISDICTION      (COMMISSION     (IRS EMPLOYER
       OF INCORPORATION)          FILE NUMBER)  IDENTIFICATION NO.)

5700 Wilshire Blvd., Los Angeles, California               90036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



Registrant's telephone number, including area code:  (203) 932-4200

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ITEM 5.      OTHER EVENTS.

   On July 27, 1996, the Registrant, its wholly-owned subsidiary, California Federal Bank, FSB (the "Bank"), and First Nationwide Holdings Inc. ("FNH") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, a wholly-owned subsidiary of FNH, CFB Holdings, Inc., will be formed and will merge with and into the Registrant (the "Merger"), with the Registrant being the surviving corporation (the "Surviving Corporation"); and it is the intention of FNH that, immediately following the Effective Time (as defined in the Merger Agreement) of the Merger, (i) FNH will contribute all of the shares of capital stock of the Surviving Corporation to its wholly-owned subsidiary, First Nationwide Bank, a Federal Savings Bank ("FNB"), (ii) the Surviving Corporation will be liquidated by FNB, and (iii) FNB will be merged with and into the Bank immediately thereafter. At the Effective Time of the Merger, each issued and outstanding share of the common stock, par value $1.00 per share, of the Registrant (the "Registrant Common Stock"), other than Excluded Shares (as defined in the Merger Agreement), will be converted into the right to receive
(a) $23.50 in cash without interest and (ii) one-tenth of a Secondary Participation Interest (as defined in the Merger Agreement), provided, however,
                                                             --------  -------
that no fractional Secondary Participation Interests will be issued.

   Consummation of the Merger is subject to certain conditions, including, without limitation, the approval of the Merger by the requisite vote of the holders of Registrant Common Stock and the receipt of all required regulatory approvals.

   As an inducement to the willingness of FNH to enter into the Merger Agreement, the Registrant and FNH entered into a Stock Option Agreement, dated as of July 27, 1996 (the "Option Agreement"), pursuant to which the Registrant granted to FNH an option (the "Option") to purchase up to 9,829,992 fully paid and nonassessable shares of Registrant Common Stock at a price per share of $21.375. The Option is exercisable only upon the occurrence of certain events described therein. In addition, notwithstanding any other provisions of the Option Agreement, the Total Profit (as defined therein) which FNH may realize from the Option may not exceed $25 million.

   The Merger Agreement and the exhibits thereto, including the Option Agreement, are attached hereto as exhibits and incorporated herein by reference in their entirety. The foregoing summaries of the Merger Agreement and the Option Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.



ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.
             (C) EXHIBITS

   The following Exhibit is filed with this Current Report on Form 8-K:

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Exhibit
Number                 Description
- ------                 -----------

2.1 Agreement and Plan of Merger dated as of July 27, 1996 by and among First Nationwide Holdings Inc., Cal Fed Bancorp Inc. and California Federal Bank, F.S.B.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CAL FED BANCORP INC.



Date:  August 1, 1996              By:   /s/ Douglas J. Wallis
                                      ----------------------------------------
                                     Name:   Douglas J. Wallis
                                     Title:  Executive Vice President,
                                             General Counsel and Secretary

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                                 EXHIBIT INDEX

Exhibit                Description                              Page
- -------                -----------                              ----

2.1 Agreement and Plan of Merger dated as of July 27, 1996 by and among First
                  Nationwide Holdings Inc., Cal Fed Bancorp
                  Inc. and California Federal Bank, F.S.B.

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